UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13879

Delaware	98-0181725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 350

Englewood, Colorado, 80112

(Address of principal executive offices, including zip code)

(303)792-5554

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	IOSP	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders.

Innospec Inc. (the “Company”) held its Annual Meeting of Stockholders on May 4, 2023. The matters voted upon and the results of such voting are set forth below. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 22, 2023, and provided to stockholders in connection with the meeting.

Proposal 1 – Election of two Class I Directors.

The Company’s stockholders elected the following individuals to serve as Class I Directors of the Company:

	For:	Withheld:	Broker Non-Votes:
Claudia P. Poccia	20,015,816	2,989,917	880,448
Elizabeth K. Arnold	22,406,421	599,312	880,448

Proposal 2 – Advisory vote on the frequency of the advisory vote on executive compensation:

The Company’s stockholders approved the advisory vote on the frequency of the advisory vote on executive compensation:

Frequency:
1 Year:	21,639,226
2 Years:	3,920
3 Years:	1,352,603
Abstain:	9,983
Broker Non-Votes:	880,448

Proposal 3 – Advisory approval of the Company’s executive compensation:

The Company’s stockholders approved the advisory vote on the approval of the Company’s executive compensation:

For:	22,174,236
Against:	817,808
Abstain:	13,688
Broker Non-Votes:	880,448

Proposal 4 – Ratification of the appointment of the Company’s independent registered public accounting firm:

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm:

Auditors
For:	23,854,177
Against:	23,472
Abstain:	8,531
Broker Non-Votes:	0

Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement for its 2023 annual meeting of stockholders, and after taking into account the results of the stockholder advisory vote on the frequency of the advisory vote on executive compensation conducted at the annual meeting, the Board of Directors determined that the Company’s policy will be to submit the compensation of its named executive officers to stockholders in its proxy materials for a non-binding advisory vote every year, at least until the next required vote on the frequency of stockholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

Date: May 8, 2023	By:	/a/ David B. Jones
David B. Jones
Senior Vice President, General Counsel and Chief Compliance Officer